CATHOLIC VALUES INVESTMENT TRUST





Individual Shares
Institutional Service Shares
Institutional Shares




SEMI-ANNUAL REPORT

JUNE 30, 2001

CATHOLIC VALUES INVESTMENT TRUST

     The Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board (the "Board"). This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, the Catholic Values Investment Trust Equity Fund (the "Fund"), is currently available.

     Wright Investors' Service, Inc. ("Wright"), the fund's investment adviser, selects securities based on fundamental investment criteria. These selections are reviewed by the Catholic Advisory Board whose members are guided by the magisterium of the Catholic Church and who seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria. The board continually monitors the portfolio and when a company violates core Catholic teachings, the board directs Wright to remove it from the portfolio.

-
TABLE OF CONTENTS

                                                                     Page

     Letter to Shareholders.......................................... 1

     Management Discussion........................................... 2

     Dividend Distributions and Investment Return.................... 3

     Catholic Values Investment Trust Equity Fund

         Portfolio of Investments.................................... 4
         Statement of Assets and Liabilities......................... 6
         Statement of Operations..................................... 7
         Statements of Changes in Net Assets......................... 8
         Financial Highlights........................................ 9
         Notes to Financial Statements...............................13

LETTER TO SHAREHOLDERS

                                                                  July 2001


Dear Shareholders:

     The Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, continues to mature. The fund invests for long-term growth of capital and to minimize risk. It pursues these objectives by investing in a broadly diversified portfolio of well-established U.S. companies which meet strict financial quality standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     At the moment, all investments are in U.S. securities. As of June 30, 2001, the fund's annualized return since inception was 2.19% in the Individual share class and 2.72% in the Institutional Service share class. In the last six months, the Individual class had a return of -11.38% and the Institutional Service class had a return of -11.18%. The S&P 500 had a negative return for the six months of -6.67%. In the last three months, the Individual share class returned 4.91% and the Institutional Service share class returned 5.00%.

     The Catholic Advisory Board reviews the fund's investments to assure consistency with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this Board must exercise both wisdom and caution in reviewing each company to assure that the investment conforms to the fund's objectives.

     The Catholic Advisory Board is comprised of six lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The Board members are:

         Thomas P. Melady, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University

         Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

         Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

         Walter R. Miller, Executive Director, Wright Investors' Service

         Alfred E. Smith IV, Managing Director, Hunter Specialists, LLC

         William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     Wright Investors' Service, the fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in Wright's opinion, soundly financed with established records of earnings profitability and equity growth. Selections are reviewed by the Catholic Advisory Board to assure that each issuer complies with Catholic teachings and doctrine. When a company is found not to be in compliance with core teachings, it is not purchased. Purchased companies found to be noncompliant are sold.

     Thus, there is continuous dialogue, continuous information input, continuous review, and continuous evaluation. Independent thinking and independent information provides input and assures that the fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. In this way, your fund combines Catholic values with investment values.

     The fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may also, after following some security protection procedures, access your account.

                                       Sincerely,

                                       /s/Walter R. Miller

                                       Walter R. Miller, Ph.D.
                                       Secretary of the Catholic Advisory Board

MANAGEMENT DISCUSSION

The second quarter of 2001 was the best one for U.S. stocks since the fourth quarter of 1999. After bottoming in early April (when Nasdaq was 68% below its 2000 peak), stocks rallied on some better-than-expected first-quarter earnings reports and a surprise rate cut by the Federal Reserve on April 18. The bulk of the stock market's gains accrued in April; after that, the market staged an on-again/off-again rally that had stocks closing the quarter well off peak levels. The S&P 500, the most widely used U.S. stock market benchmark, returned 5.9% in the quarter. Outside the U.S., stocks also rose, but not as much. The FT World ex U.S. index rose 1.8% in local currencies and was just about flat in dollars. In dollar terms, European markets lost 1.9% for the quarter, while Japan gained 1.7%.

Tech stocks, hardest hit in the 2000-01 bear market, benefited most from the market's more positive tone. At midyear, Nasdaq was up 32% from its low and 17% for the quarter but still down 13% year to date. Within the S&P 500, technology was the best performing sector, averaging a 13% price rise. Close behind was the capital goods sector (+12%), while the utilities sector (-6.3%) was the weakest group. That investors were willing to take on more risk in the quarter was also indicated by the better market breadth and outperformance of S&P 500 growth stocks (+7.5%) over value stocks (+3.9%). The S&P MidCap 400 and SmallCap 600 were both up about 13% in the quarter, more than twice the S&P 500's gain.

The second-quarter rally was driven by investors' anticipation of better times ahead. There are valid reasons to expect improvement in economic growth by the end of the year. Most important is the liquidity provided by 275 basis points of Fed rate cuts so far this year and tax cuts beginning in July. But the continuing overhang of excess capacity in manufacturing, especially in technology industries, will limit the pace of the pickup. WIS expects the economy to skirt recession, although the chance of recession may still be as high as 33%.

In the near term, a cautious recovery in stocks is both the most likely and most desirable prospect. Early July has brought a few favorable corporate earnings reports - favorable in the sense that they weren't any worse than expected. But at this point, the outlook for economic growth and corporate profits is still too problematic to foster a surging bull market. The second quarter's rapid recovery in tech stocks from their April lows (roughly a third of which was given back by quarter end) should prove to be the exception and not the rule on how stocks will behave for a while.

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

The Catholic Values Investment Trust Equity Fund (CVIT) experienced a total return of minus 11.4% in the Individual class and a minus 11.2% in the Institutional Service class in the first half of 2001, as compared to a 6.7% decline in the Standard & Poor's 500 Index. During the last six months, the CVIT Fund produced positive results in the second quarter but lost ground relative to the benchmark in the first quarter.

Fund results for the first six months  benefited from stock  selection in Health
Care and in Industrials, where the weightings finished at 6.8% and 12.5%, respectively. When compared with the S&P 500, Industrials was slightly higher than the market weight, while Health Care was about one-half the market weight. Stocks in the Materials area were another source of value added during the period. Detracting from CVIT returns was the laggard action of some stocks in the Information Technology and Utilities sectors.

At June 30, 2001, CVIT holdings averaged a P/E of 23.3 times latest 12 months' earnings, somewhat below the S&P 500's 25.2 P/E.

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN (UNAUDITED)


              N.A.V.   Distri-  Distri-     Shares*                     12 Month     3 Year       Cum.
  Period       Per     bution   bution       Owned        Value        Investment  Investment  Investment
  Ending      Share   $  P/S   in Shares   Based on $1,000 Investment    Return     Return      Return(Annualized)
-----------------------------------------------------------------------------------------------------------------



CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

   Institutional Service Shares
-----------------------------------
  5/1/97     $10.00                         100.00     $1,000.00

  Dec.00      12.52                         100.55      1,258.89           -9.67%      1.81%       6.48%

  Jan.01      12.65                         100.55      1,271.96           -4.17%      1.99%       6.62%
  Feb.01      11.41                         100.55      1,147.28          -15.23%     -3.87%       3.65%
  Mar.01      10.59                         100.55      1,064.83          -26.10%     -7.10%       1.62%
  Apr.01      11.25                         100.55      1,131.19          -20.04%     -5.14%       3.13%
  May 01      11.39                         100.55      1,145.27          -15.75%     -3.61%       3.38%
  Jun.01      11.12                         100.55      1,118.12          -19.24%     -3.98%       2.72%








  Individual Shares
----------------------------
  5/1/97     $10.00                         100.00     $1,000.00

  Dec.00      12.30                         100.39      1,234.79          -10.15%      1.21%       5.92%

  Jan.01      12.42                         100.39      1,246.84           -4.68%      1.39%       6.05%
  Feb.01      11.19                         100.39      1,123.36          -15.74%     -4.44%       3.08%
  Mar.01      10.39                         100.39      1,043.05          -26.42%     -7.60%       1.08%
  Apr.01      11.02                         100.39      1,106.29          -20.49%     -5.70%       2.56%
  May 01      11.16                         100.39      1,120.35          -16.09%     -4.19%       2.82%
  Jun.01      10.90                         100.39      1,094.24          -19.62%     -4.51%       2.19%







* Rounded to two decimals.


PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
                              Shares      Value
------------------------------------------------------------------------------

EQUITY INVESTMENTS -- 96.8%

BANKS -- 7.4%

Fifth Third Bancorp........    6,100  $    366,305
KeyCorp (New)..............    9,300       242,265
Mellon Financial Corp......    5,650       259,900
                                      ------------
                                      $    868,470
                                      ------------



CAPITAL GOODS -- 9.7%

General Electric Co........    8,850  $    431,438
Illinois Tool Works Inc....    7,200       455,760
Tyco International Ltd.....    4,650       253,425
                                      ------------
                                      $  1,140,623
                                      ------------



COMMUNICATIONS EQUIPMENT-- 1.3%

Cisco Systems, Inc.*.......    8,400  $    152,880
                                      ------------



COMPUTERS & PERIPHERALS-- 7.4%

Dell Computer Corp.........    4,450  $    115,478
EMC Corp./Mass*............    6,300       183,015
Int'l. Business Machines...    4,000       452,000
Sun Microsystems, Inc*.....    7,400       116,328
                                      ------------
                                      $    866,821
                                      ------------


DIVERSIFIED FINANCIALS -- 5.0%

Citigroup, Inc.............   11,000  $    581,240
                                      ------------



ENERGY -- 9.6%

Conoco Inc. Class B - WI...    7,300  $    210,970
Exxon Mobil Corp...........    5,944       519,208
Schlumberger Ltd...........    4,200       221,130
Transocean Sedco Forex Inc.    4,348       179,355
                                      ------------
                                      $  1,130,663
                                      ------------



FOOD, BEVERAGE & TOBACCO-- 2.8%

Coca-Cola Co...............    7,200  $    324,000
                                      ------------




HEALTH CARE EQUIP. & SERVICES-- 3.4%

Bard (C.R.)................    7,100  $    404,345
                                      ------------




HOTELS, RESTAURANTS & LEISURE-- 3.0%

McDonald's Corp............   13,200  $    357,192
                                      ------------




HOUSEHOLD & PERSONAL PRODUCTS-- 1.3%

Avon Products Inc..........    3,250  $    150,410
                                      ------------



INSURANCE -- 8.8%

American Int'l. Group......    6,950  $    597,700
Marsh & McLennan Cos. Inc..    4,300       434,300
                                      ------------
                                      $  1,032,000
                                      ------------



MATERIALS -- 2.1%

Alcoa Inc..................    6,400  $    252,160
                                      ------------




PHARMACEUTICALS & BIOTECHNOLOGY-- 3.2%

Biogen, Inc.*..............    6,850  $    372,366
                                      ------------



RETAILING -- 9.8%

Costco Wholesale Corp......    6,300  $    258,804
Target Corp................    6,300       217,980
TJX Cos. Inc. New..........    9,600       305,952
Wal-Mart Stores Inc........    7,500       366,000
                                      ------------
                                      $  1,148,736
                                      ------------



SEMICONDUCTOR EQUIP. & PRODUCTS-- 4.6%

Analog Devices*............    2,700  $    116,775
Applied Materials Inc......    2,250       110,475
Intel Corporation..........   10,600       310,050
                                      ------------
                                      $    537,300
                                      ------------



SOFTWARE & SERVICES -- 6.3%

Adobe Systems Inc..........    4,500  $    211,500
Electronic Data Systems Corp   4,750       296,875
Oracle Corp.*..............   11,850       225,150
                                      ------------
                                      $    733,525
                                      ------------



TELECOMMUNICATION SERVICES-- 6.9%

BellSouth Corp.............    7,200  $    289,944
SBC Communications, Inc....    9,950       398,597
Worldcom, Inc.*............    8,200       122,671
                                      ------------
                                      $    811,212
                                      ------------



TRANSPORTATION -- 2.3%

Norfolk Southern Corp......   13,200  $    273,240
                                      ------------



UTILITIES -- 1.9%

Enron Corp.................    4,650  $    227,850
                                      ------------



TOTAL EQUITY INVESTMENTS - 96.8%
  (identified cost, $10,094,892)      $ 11,365,033
                                      ------------


OTHER ASSETS,
  LESS LIABILITIES - 3.2%                  373,319
                                      ------------

NET ASSETS - 100%                     $ 11,738,352
                                      ============




* Non-income-producing security.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
                                                               June 30, 2001
-------------------------------------------------------------------------------
                                                                (Unaudited)

ASSETS:
     Investments:
       Identified cost.................................    $    10,094,892
       Unrealized appreciation.........................          1,270,141
                                                              ------------
         Total Value (Note 1A).........................    $    11,365,033

     Cash..............................................            304,371
     Dividends and interest receivable.................              5,502
     Receivable from investment adviser................             65,600
     Deferred organization expenses (Note 1B)..........             15,705
     Other assets......................................                480
                                                              ------------
         Total Assets..................................    $    11,756,691
                                                              ------------

LIABILITIES:
     Accrued trustee fees..............................              5,080
     Accrued expenses and other liabilities............             13,259
                                                              ------------
         Total Liabilities.............................    $        18,339
                                                              ------------

NET ASSETS    .........................................    $    11,738,352
                                                              ============

NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including shares
      issued to shareholders in payment of distributions
      declared), less cost of shares reacquired..........  $    12,187,179
     Accumulated undistributed net realized loss on
      investments (computed on the basis of
      identified cost)..................................        (1,718,968)
     Unrealized appreciation of investments
     (computed on the basis of identified cost).........         1,270,141
                                                              ------------
         Net assets applicable to outstanding shares....   $    11,738,352
                                                              ============
Computation of net asset value, offering and redemption price per share (Note7):

     Institutional Service shares:
         Net assets....................................    $     7,540,037
                                                              ============
         Shares of beneficial interest outstanding.....            678,022
                                                              ============
         Net asset value, offering price, and
          redemption price per share of
          beneficial interest..........................    $        11.12
                                                              ============
     Individual shares:
         Net assets....................................    $     4,198,315
                                                              ============
         Shares of beneficial interest outstanding.....            385,281
                                                              ============
         Net asset value, offering price, and redemption
          price per share of beneficial interest.......    $        10.90
                                                              ============

See notes to financial statements

STATEMENT OF OPERATIONS

                                                    For the Six Months Ended
                                                           June 30, 2001
-------------------------------------------------------------------------------
                                                          (unaudited)

INVESTMENT INCOME:
         Dividend income.............................. $     89,816
         Interest income..............................        8,324
                                                          ------------
              Total investment income................. $     98,140
                                                          ------------


Expenses:
         Investment Adviser fee (Note 2).............. $        64,350
         Advisory Board fee (Note 2)..................           5,005
         Administrator fee (Note 2)...................           6,006
         Compensation of Trustees not employees of the
          Investment Adviser or Administrator.........           3,425
         Custodian fee - Institutional Service shares
         (Note 1C)....................................          18,020
         Custodian fee - Individual shares (Note 1C)..          10,054
         Registration costs - Institutional shares....             664
         Registration costs - Institutional Service shares       6,464
         Registration costs - Individual shares ......           7,562
         Distribution expenses - Institutional
          Service shares (Note 3).....................          14,114
         Distribution expenses - Individual shares (Note 3)     16,391
         Transfer and dividend disbursing agent
          fees - Institutional shares.................             156
         Transfer and dividend disbursing agent
          fees - Institutional Service shares.........           1,052
         Transfer and dividend disbursing agent
          fees - Individual shares....................             788
         Shareholder communications - Institutional
          Service shares..............................             642
         Shareholder communications  - Individual
          shares......................................          12,651
         Amortization of organization expenses (Note 1B)        14,173
         Auditing expense.............................          17,835
         Legal services...............................           4,782
         Printing expense.............................           3,422
         Miscellaneous................................          11,751
                                                            ------------
              Total expenses.........................  $       227,649
                                                            ------------

     Deduct:

         Preliminary reduction of distribution fee -
          Institutional Service shares (Note 3)......  $        (2,716)
         Preliminary reduction of distribution fee -
          Individual shares (Note 3).................          (16,391)
         Preliminary allocation of expenses t
          Investment Adviser (Note 2)................          (59,600)
         Preliminary allocation of registration
          costs to Investment Adviser - Individual shares       (6,000)
         Preliminary reduction of custodian fee -
          Institutional shares (Note 1C).............             (436)
         Preliminary reduction of custodian fee -
          Institutional Service shares (Note 1C).....           (3,270)
         Preliminary reduction of custodian fee -
          Individual shares (Note 1C)................           (1,263)
                                                             ------------
              Total deductions.......................  $       (89,676)
                                                             ------------
              Net expenses...........................  $       137,973
                                                             ------------
                Net investment loss..................  $       (39,833)
                                                             ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments (identified
      cost basis)....................... ............  $      (562,687)
     Change in unrealized appreciation of investments       (2,210,223)
                                                            ------------
     Net realized and unrealized loss on investments.  $    (2,772,910)
                                                            ------------

         Net decrease in net assets from operations..  $    (2,812,743)
                                                          ==============

See notes to financial statements

Statements of Changes in Net Assets

                                                                        Six Months Ended     Year Ended
                                                                          June 30, 2001     Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------
                                                                           (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $     (39,833)    $     (140,224)
     Net realized loss on investments.................................       (562,687)          (538,940)
     Change in unrealized appreciation of investments.................     (2,210,223)        (2,105,436)
                                                                          ------------       ------------
       Decrease in net assets from operations.........................  $  (2,812,743)    $   (2,784,600)
                                                                          ------------       ------------

   Fund share transactions -- Institutional shares:

       Proceeds from shares sold......................................  $          --     $           --
       Cost of shares reacquired......................................     (5,173,168)                --
                                                                          ------------       ------------

       Net decrease in net assets from fund share transactions
         - Institutional shares.......................................  $  (5,173,168)    $           --
                                                                          ------------       ------------

     Institutional Service shares:
       Proceeds from shares sold......................................  $     362,599     $    4,572,034
       Issued to shareholders in payment of distributions declared....             --                 --
       Cost of shares reacquired......................................     (8,759,557)        (1,957,132)
                                                                          ------------       ------------

       Net increase (decrease) in net assets from fund share transactions
         - Institutional Service shares...............................  $  (8,396,958)    $    2,614,902
                                                                          ------------       ------------

     Individual shares:
       Proceeds from shares sold......................................  $     324,056     $    1,669,544
       Cost of shares reacquired......................................       (395,935)          (407,264)
                                                                          ------------       ------------

       Net increase (decrease) in net assets from fund share transactions
         - Individual shares..........................................  $     (71,879)    $    1,262,280
                                                                          ------------       ------------

     Total net increase (decrease) from fund share transactions (Note 4)  (13,642,005)         3,877,182
                                                                          ------------       ------------

       Net increase (decrease) in net assets..........................  $ (16,454,748)    $    1,092,582

NET ASSETS:
   At beginning of period.............................................     28,193,100         27,100,518
                                                                          ------------       ------------

   At end of period...................................................  $  11,738,352     $   28,193,100
                                                                        ==============     ==============

See notes to financial statements


Financial Highlights

                                                                                  Six Months Ended
                                                                              June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
---------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                         $  12.52          $ 12.30
                                                                             ---------         ---------

Income from investment operations:

   Net investment loss*                                                      $  (0.021)        $ (0.050)
   Net realized and unrealized loss                                             (1.379)          (1.350)
                                                                             ---------         ---------

     Total loss from investment operations                                   $  (1.400)        $ (1.400)
                                                                             ---------         ---------

Net asset value, end of period                                               $  11.120         $ 10.900
                                                                             ==========        ==========
Total return(1)                                                                (11.18%)         (11.38%)

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                                   $   7,540         $   4,198
   Ratio of net expenses to average net assets                                   1.56%(5)         2.05%(5)
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                                    1.50%(4)(5)      1.99%(4)(5)
   Ratio of net investment loss to average net assets                           (0.36%)(5)       (0.90%)(5)
   Portfolio turnover rate                                                         25%              25%

--------------------------------------------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                                  Six Months Ended
                                                                              June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
----------------------------------------------------------------------------------------------------------------------

Net investment loss per share                                                $  (0.064)        $ (0.130)
                                                                             ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                                      2.30%(5)         3.49%(5)
   Expenses after custodian fee reduction(2)                                     2.24%(5)         3.43%(5)
   Net investment loss                                                          (1.10%)(5)       (2.34%)(5)

-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.
(4) Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.50% and 1.99%, respectively.

(5) Annualized.

See notes to financial statements



                                                                             Year Ended
                                                                          December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                          Institutional     Institutional     Individual
                                                            Shares(3)     Service Shares(3)    Shares(3)

-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                          $ 12.490         $  13.860         $ 13.690
                                                            ---------        ---------         ---------

Income from investment operations:

   Net investment loss*                                     $ (0.026)        $  (0.061)        $ (0.128)
   Net realized and unrealized loss                           (1.154)           (1.279)          (1.262)
                                                            ---------        ---------         ---------

     Total loss from investment operations                  $ (1.180)        $  (1.340)        $ (1.390)
                                                            ---------        ---------         ---------

Net asset value, end of year                                $ 11.310         $  12.520         $ 12.300
                                                            ==========       ==========        ==========
Total return(1)                                               (9.45%)           (9.67%)         (10.15%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)                    $   5,445        $  17,933         $   4,816
   Ratio of net expenses to average net assets                 1.28%             1.52%            2.02%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                  1.25%             1.48%            1.99%
   Ratio of net investment loss to average net assets         (0.21%)           (0.45%)          (0.95%)
   Portfolio turnover rate                                       35%               35%              35%

---------------------------------------------------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                    Year Ended December 31, 2000
----------------------------------------------------------------------------------------------------------------------------
                                                          Institutional     Institutional     Individual
                                                            Shares(3)     Service Shares(3)    Shares(3)
----------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                               $ (0.045)        $  (0.081)        $ (0.150)
                                                            ==========       ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                    1.43%             1.67%            2.17%
   Expenses after custodian fee reduction(2)                   1.40%             1.63%            2.14%
   Net investment loss                                        (0.36%)           (0.60%)          (1.11%)

------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
------------------------------------------------------------------------------------------------------------------------
                                                               Institutional   Institutional    Individual
                                                                 Shares(4)    Service Shares(4)  Shares(4)
------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                              $  10.000       $ 11.790     $ 11.710
                                                                  ---------       ---------    ---------

Income from investment operations:

   Net investment income (loss)*                                  $   0.006       $ (0.005)    $ (0.074)
   Net realized and unrealized gain                                   2.504          2.095        2.054
                                                                  ---------       ---------    ---------

     Total income from investment operations                      $   2.510       $  2.090     $  1.980
                                                                  ---------       ---------    ---------

Less distributions:

     Dividends from investment income                             $  (0.006)      $  -         $  -
     Distributions from capital gains                                 -              -            -
     Return of capital                                               (0.014)        (0.020)       -
                                                                  ---------       ---------    ---------

     Total distributions                                          $  (0.020)      $ (0.020)    $  -
                                                                  ---------       ---------    ---------

Net asset value, end of period                                    $  12.490       $ 13.860     $ 13.690
                                                                  ==========      ==========   ==========
Total return(1)                                                      25.12%         17.75%       16.91%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                        $   6,011       $ 17,021     $  4,069
   Ratio of net expenses to average net assets                        1.28%(2)       1.39%        2.00%
   Ratio of net expenses after custodian fee reduction
     to average net assets(3)                                         1.25%(2)       1.36%        1.97%
   Ratio of net investment income (loss) to average net assets        0.07%(2)      (0.04%)      (0.61%)

   Portfolio turnover rate                                              94%            94%          94%

---------------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
------------------------------------------------------------------------------------------------------------------------
                                                                 Institutional  Institutional Individual
                                                                    Shares     Service Shares   Shares

Net investment loss per share                                     $  (0.033)      $ (0.063)    $ (0.189)
                                                                  ==========      ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                           1.74%(2)       1.85%        2.95%
   Expenses after custodian fee reduction(3)                          1.71%(2)       1.82%        2.92%
   Net investment loss                                               (0.39%)(2)     (0.50%)      (1.56%)

--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.
(3) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(4) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


                                                                                     From May 1, 1997
                                                             Year Ended           (start of business) to
                                                          December 31, 1998          December 31, 1997
------------------------------------------------------------------------------------------------------------------
                                                     Institutional  Individual  Institutional  Individual
                                                     Service Shares   Shares    Service Shares   Shares
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                       ---------     ---------    ---------    ---------

Income (loss) from investment operations:

   Net investment income (loss)*                       $   0.003     $ (0.036)    $ (0.000)+   $ (0.024)
   Net realized and unrealized gain (loss)                (0.097)      (0.118)       1.930        1.934
                                                       ---------     ---------    ---------    ---------

     Total income (loss) from investment operations    $  (0.094)    $ (0.154)    $  1.930     $  1.910
                                                       ---------     ---------    ---------    ---------

   Less distributions:

     Dividends from investment income                  $   -         $  -         $  -         $  -
     Distributions from capital gains                     (0.004)      (0.006)      (0.040)      (0.040)
     Return of capital                                    (0.002)       -            -            -
                                                       ---------     ---------    ---------    ---------

     Total distributions                               $  (0.006)    $ (0.006)    $ (0.040)    $ (0.040)
                                                       ---------     ---------    ---------    ---------

Net asset value, end of period                         $  11.790     $ 11.710     $ 11.890     $ 11.870
                                                       ==========    ==========   ==========   ==========
Total return(1)                                           (0.80%)      (1.30%)      19.31%       19.11%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)             $   9,174     $  3,970     $  8,686     $  1,397
   Ratio of net expenses to average net assets             1.49%        1.95%        1.73%(2)     2.24%(2)
   Ratio of expenses after custodian fee reduction
     to average net assets(3)                              1.42%        1.88%        1.48%(2)     1.99%(2)
   Ratio of net investment income (loss) to average
     net assets                                            0.02%       (0.42%)      (0.01%)(2)   (0.44%)(2)

   Portfolio turnover rate                                   50%          50%          14%          14%

----------------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. In addition, for the period ended December 31, 1997 the administrator waived their fee. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $  (0.170)    $ (0.212)    $ (0.047)    $ (0.212)
                                                       ==========    ==========   ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                2.64%        4.00%        4.50%(2)     5.69%(2)
   Expenses after custodian fee reduction(3)               2.57%        3.93%        4.25%(2)     5.44%(2)
   Net investment loss                                    (1.13%)      (2.47%)      (2.78%)(2)   (3.89%)(2)

-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.

(3) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

+ Amount represents less than ($0.001) per share.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates fair value.

     B. Deferred Organization Expenses - Costs incurred by the fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the fund commenced operations.

     C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

         At December 31, 2000, the fund, for federal income tax purposes, had a capital loss carryover of $164,205, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

                   December 31, 2007.................$   164,205

         At December 31, 2000, net capital losses of $983,810 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the fund's current taxable year.

     E. Distributions - Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     F. Multiple Classes of Shares of Beneficial Interest - The fund offers an Individual Share class and an Institutional Service Share class and, until March 2001, also offered an Institutional Share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     I. Interim Financial Information - The interim financial statements relating to June 30, 2001 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the fund's management, reflect adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Service, Inc. (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.75%. To enhance the net income of the fund, $59,600 of expenses were allocated to the investment adviser on a preliminary basis. The fund has an independent Catholic Advisory Board which consults with the investment adviser. The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.07%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations. Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright. To enhance the net income of the Individual shares, Wright made a preliminary allocation of registration costs of $6,000.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the fund's average net assets attributable to the Institutional Service shares. To reduce the net loss of the fund, the Principal Underwriter made a preliminary reduction of its fee for the six months ended June 30, 2001, of $16,391 and $2,716 for the Individual shares and Institutional Service shares, respectively.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to the Individual shares and the Institutional Service shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2001, the fund neither accrued nor paid any service fees.

(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                              For the                              For the
                                         Six Months Ended                        Year Ended
                                           June 30, 2001                      December 31, 2000
---------------------------------------------------------------------------------------------------------------------
                                   Insti-  Institutional  Indi-         Insti-  Institutional  Indi-
                                  tutional    Service    vidual        tutional    Service    vidual
                                   Shares     Shares     Shares         Shares     Shares     Shares
---------------------------------------------------------------------------------------------------------------------

Shares sold                            -     32,993     29,064              -    347,161    124,239
Shares issued to shareholders in
   payment of distribution declared    -          -          -              -          -          -
Shares reacquired               (481,251)  (787,205)   (35,368)             -   (143,389)   (29,983)
                                 --------   --------   --------       --------   --------   --------

Net increase (decrease)         (481,251)  (754,212)    (6,304)             -    203,772     94,256
                               ========== ========== ==========     ========== ========== ==========




(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the six months ended June 30, 2001, were $4,092,001 and $17,410,747, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$   10,094,892
                                                                ===========

              Gross unrealized appreciation.................$    1,845,019
              Gross unrealized depreciation.................      (574,878)
                                                                -----------

              Net unrealized appreciation...................$    1,270,141
                                                                ===========



(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees. For the six months ended June 30, 2001, $115 of CDSC was paid by shareholders to the fund.

(8)  LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowings or allocated fees during the six months ended June 30, 2001.

SEMI-ANNUAL REPORT


CATHOLIC ADVISORY BOARD

Thomas P. Melady, Chairman
Margaret M. Heckler
Timothy J. May
Walter R. Miller
Alfred E. Smith IV
William A. Wilson

INVESTMENT ADVISER

Wright Investors' Service
440 Wheelers Farms Road
Milford, Connecticut 06460

ADMINISTRATOR

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109


PRINCIPAL UNDERWRITER

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06460
(800) 888-9471
e-mail: funds@wrightinvestors.com

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Global Fund Services
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.